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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER
              UNREGISTERED 11 1/2% SERIES A SENIOR NOTES DUE 2007
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                             GREYHOUND LINES, INC.
     PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED            , 1997


         As set forth in the Exchange Offer (as defined in the Prospectus (as defined below)), this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates for unregistered 11 1/2% Series A Senior Notes due 2007 (the "Old Notes"), of Greyhound Lines, Inc., are not immediately available or time will not permit a holder's Old Notes or other required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below), or the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.


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  THE EXCHANGE  OFFER AND WITHDRAWAL RIGHTS  WILL EXPIRE AT 5:00 P.M.,  NEW
  YORK CITY TIME, ON              , 1997 (THE "EXPIRATION DATE"), UNLESS THE
  EXCHANGE OFFER IS EXTENDED BY THE COMPANY.
================================================================================


                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                        PNC BANK, National Association

                            For Information by Telephone:

                                   (215) 585-6938

  By Registered or Certified Mail:        By Hand or Overnight Delivery Service:

   PNC Bank, National Association             PNC Bank, National Association
       Corporate Trust Dept.                      Corporate Trust Dept.
     1600 Market St., 30th FLR                  1600 Market St., 30th FLR
       Philadelphia, PA 19103                     Philadelphia, PA 19103

             By Facsimile Transmission (for Eligible Institutions only):

                                 Fax (215) 585-8872

                              (Facsimile Confirmation)

                                   (215) 585-6938

    (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)

         DELIVERY OF THIS NOTICE TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

         The undersigned hereby tenders to Greyhound Lines, Inc., a Delaware corporation (the "Company"), in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the Prospectus dated
, 1997 (the "Prospectus"), and in the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, $_______ __________________ in aggregate principal amount of Old Notes pursuant to the guaranteed delivery procedures described in the Prospectus.


================================================================================

  Name(s) of Registered Holder(s):
                                   -------------------------------------------
                                            (Please Type or Print)


  Address:
           -------------------------------------------------------------------


  ----------------------------------------------------------------------------


  Area Code & Telephone No.:
                             -------------------------------------------------


  Certificate Number(s) for
  Old Notes (if available):
                            --------------------------------------------------


  Total Principal Amount
  Tendered and Represented
  by Certificate(s): $
                      --------------------------------------------------------



  Signature of Registered Holder(s):
                                     -----------------------------------------


  Dated:
         ---------------------------------------------------------------------


  [ ]      The Depository Trust Company
           (Check if Old Notes will be tendered
           by book-entry transfer)


  Account Number:
                  ------------------------------------------------------------
================================================================================


                     THE GUARANTEE BELOW MUST BE COMPLETED





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                                   GUARANTEE
                    (Not to be used for signature guarantee)


         The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Old Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Old Notes tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.



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  Name of Firm:
                --------------------------------------------------------------
  Address:
           -------------------------------------------------------------------

  ----------------------------------------------------------------------------
  Area Code and Telephone No.:
                               -----------------------------------------------


  Authorized Signature:
                        ------------------------------------------------------
  Name:
        ----------------------------------------------------------------------
  Title:
         ---------------------------------------------------------------------
  Dated:
         ---------------------------------------------------------------------

================================================================================




 NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF
         OLD NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.





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